Segment information	3 Months Ended
Mar. 31, 2022
Operating Segments [Abstract]
Segment information	Segment informationThe Company reports segment information based on internal reports used by the chief operating decision maker (“CODM”) to make operating and resource allocation decisions and to assess performance. The CODM is the Chief Executive Officer. The CODM makes decisions and assesses performance of the Company on a consolidated basis such that the Company is a single reportable operating segment.
The following tables present details on revenues derived in the following geographical locations for the three months ended March 31, 2022 and 2021.

	Three months ended March 31,
	2022	2021
	$	$
North America	23,855	15,222
Rest of World	8,200	6,520
	32,055	21,742